Ex 99(p2)

                                                                    EXHIBIT (p2)
                                                                    ------------

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.

SIGNATURE                            TITLE                                 DATE
---------                            -----                                 ----

/S/ Bernard Spilko                   Trustee                      June 25, 2003
------------------
Bernard Spilko

                                                                    EXHIBIT (p2)
                                                                    ------------

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


SIGNATURE                            TITLE                        DATE
---------                            -----                        ----

/S/ Robert S. Matthews               Trustee                      June 25, 2003
----------------------
Robert S. Matthews

                                                                    EXHIBIT (p2)
                                                                    ------------


                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


SIGNATURE                            TITLE                        DATE
---------                            -----                        ----

/S/ Gerard J.M. Vlak                 Trustee                      June 25, 2003
---------------------
Gerard J.M. Vlak

                                                                    EXHIBIT (p2)
                                                                    ------------


                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.

SIGNATURE                            TITLE                        DATE
---------                            -----                        ----

/S/ Peter Wolfram                    Trustee                      June 25, 2003
-----------------
Peter Wolfram

                                                                    EXHIBIT (p2)
                                                                    ------------


                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.

SIGNATURE                            TITLE                        DATE
---------                            -----                        ----

/S/ Harvey B. Kaplan                 Trustee                      June 25, 2003
--------------------
Harvey B. Kaplan

                                                                    EXHIBIT (p2)
                                                                    ------------


                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.

SIGNATURE                            TITLE                        DATE
---------                            -----                        ----

/S/ Martin Vogel                     Trustee                      June 25, 2003
----------------
Martin Vogel